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                                    Exhibit 10.1
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                NORTHWEST ILLINOIS BANCORP, INC.
           NONQUALIFIED STOCK OPTION PLAN, AS AMENDED


1.   Purpose.

     The purpose of the Northwest Illinois Bancorp, Inc. Nonqualified Stock Option Plan (the "Plan") as hereinafter set forth, is to enable Northwest Illinois Bancorp, Inc., an Illinois corporation (the "Corporation"), and its subsidiary banks to attract, retain, and reward key managerial employees, by offering them an opportunity to have a greater proprietary interest in and closer identity with the Corporation and with its financial success. The Plan is not intended to be a plan within the meaning of that term in
     Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). Proceeds of cash or property received by the Corporation for the sale of Northwest Illinois Bancorp, Inc. Common Stock ("Common Stock") pursuant to options granted under the Plan will be used for general corporate purposes.

2.   Administration.

     The Plan shall be administered by a committee (the "Committee") appointed by the board of directors of the Corporation (the "Board"), and composed of at least three Board members who are members of the Compensation Committee of the Board. All members of the Committee shall be made up of persons who, at the time such Committee members exercise their discretion with respect to the Plan, are not, and were not at any time during the prior 12-month period, eligible for selection as a person to whom options may be granted pursuant to the Plan, or pursuant to any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock, options, or stock appreciation rights of the Corporation or any of its affiliates (hereafter referred to as a "Board member eligible to receive options"). Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend, and rescind rules and regulations relating to it, determine the terms and provisions of the respective participants' agreements (which need not be identical), and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee on matters within their jurisdiction under the Plan shall be conclusive and binding. No members of the Board or the Committee shall be liable for any action taken or determination made in good faith.

3.   Eligibility.

     Options may be granted under this Plan only to key managerial employees of the Corporation or its subsidiaries.

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     the Committee shall determine, within the provisions of the
     Plan, those key managerial employees to whom, and the time or times at which, options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the employee, his or her present and potential contributions to the Corporation's success, and such other factors as the Committee in its discretion shall deem relevant.

4.   Granting of Options.

     a.   Powers of the Committee.

          The Committee shall execute its powers in accordance with the provisions of the Plan, and shall determine, in accordance with the provisions of the Plan, the number of shares of Common Stock to be subject to each option, the duration of each option, the exercise price (option price) under each option, the time or times within which (during the term of the option) all or portions of each option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of a stock option.

     b.   Number of Options.

          i. As soon as practicable after the date an employee is determined to be eligible under Section 3 hereof, and after each sixth anniversary of such date, the Committee may, in its discretion, grant to such eligible employee a number of options equal to the employee's base salary on the date on which such options are granted multiplied by a compensation factor, and such product shall be divided by the option price determined under
               Section 6(a) hereof. For purposes of the preceding sentence, the compensation factor shall be determined by the Committee, in its discretion, but shall not exceed 2.0 for the President and Chief Executive Officer of the Corporation and 1.5 for any other eligible employee.

          ii. The Committee may, in its discretion, grant additional options to an eligible employee in an amount equal to the following:

               1.   the number of options exercised by the
                    eligible employee under the provisions of the Plan, or

               2. the number of options equal to the amount described in paragraph (iii) below, less the

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                    number of outstanding unexercised options
                    held by the eligible employee.

          iii. For each successive six-year period beginning on the date an employee is determined to be eligible under Section 3 hereof, the maximum number of outstanding unexercised options that may be held by such eligible employee under this Section 4(b) shall not exceed the amount under paragraph (i) above determined using the maximum compensation factor applicable to such eligible employee. However, in the event of an increase in an eligible employee's base salary or compensation factor during a calendar year, the amount under paragraph (i) above, determined in accordance with the preceding sentence, shall be redetermined as of such calendar year, and the redetermined amount shall be the maximum number of outstanding unexercised options that may be held by such eligible employee under this Section 4(b).

5.   Common Stock.

     Each option granted under the Plan shall be convertible into one share of Common Stock, unless adjusted in accordance with the provisions of Section 7 hereof. Options may be granted for a number of shares not to exceed, in the aggregate 160,000 shares of Common Stock ($5.00 par value) of the Corporation, except that such number of shares shall be adjusted in accordance with the provisions of Section 7 hereof. Such shares may be either authorized but unissued shares or reacquired shares. In the event that any option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, prior to the termination of the Plan, the shares theretofore subject to such option, or to the unexercised portion thereof, shall again become available for new options to be granted under the Plan to any eligible employee (including the holder of such former option) at an option price determined in accordance with Section 6(a) hereof, which price may then be greater or less than the option price of such former option.

6.   Required Terms and Conditions of Options.

     The options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall from time to time determine, subject to the provisions of the Plan, including the following:

     a.   Option Price.

          The option price of each option to purchase Common
          Stock shall be at least 100% of the average of the

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          closing prices of the Common Stock (subject to such
          option) on the securities exchange on which such Common Stock is traded on the 10 most recent trading days prior to the time such option is granted in accordance with procedures established by the Committee.

     b.   Maximum Term.

          No option shall be exercisable after the expiration of six years from the date it is granted.

     c.   Minimum Term.

          No option shall be exercisable until after the expiration of 12 months from the date it is granted.

     d.   Termination of an Option.

          i. In the event that a participation in the Plan pursuant to Sections 3 and 4 hereof (the "Participant") shall cease to be employed by the Corporation and its subsidiaries for any reason other than death, "disability", or "substantial cause" (as defined in this subsection), the Participant shall, except as provided in Section 6(b) or 7 hereof, exercise his option not later than three months after such cessation of employment, but only as to such number of shares as to which his option was exercisable at the date of such cessation of employment.

          ii. If cessation of employment occurs by reason of the disability of the Participant (within the meaning of Section 105(d)(4) of the Code), the Participant shall exercise his option in accordance with paragraph (i) above, except that the three-month period shall be extended to a period of one year.

          iii. If employment is terminated at the request of the Corporation for substantial cause, the Participant's right to exercise his option shall terminate at the time of notice of termination of employment is given by the Corporation to such Participant. For purposes of this paragraph, substantial cause shall mean:

               1. the commission of a criminal act against, or in derogation of the interests of, the Corporation or its subsidiaries;

               2. the divulgence of confidential information about the Corporation or its subsidiaries to the public;

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               3.   the interference with the relationship
                    between the Corporation or its subsidiaries and any major supplier or customer; or

               4. the performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Corporation or its subsidiaries to constitute substantial cause for termination.

          iv. If a Participant dies while in the employ of the Corporation or its subsidiaries, or within three months after cessation of such employment (except a cessation of employment described in paragraph
               (iii) above), his estate, personal representative, or the person that acquires his option by bequest or inheritance or by reason of his death shall, except as provided in Section 6(b) or 7 hereof, exercise his option at any time within one year from the date of his death, but only as to the number of shares as to which his option was exercisable on the date of his death.

          v. In any such event, unless so exercised within the period as aforesaid, the option shall terminate at the expiration of said period. The time of cessation of employment and whether an authorized leave of absence or absence on military or government service shall constitute cessation of employment, for the purpose of the Plan, shall be determined by the Committee.

     e.   Method of Exercise.

          Options may be exercised by giving written notice to the Treasurer of the Corporation, stating the number of shares of Common Stock with respect to which the option is being exercised and tendering payment thereof. Payment for Common Stock, whether in cash or in other shares of Common Stock, shall be made in full at the time that an option, or any part thereof, is exercised.

7.   Adjustments.

     a. The aggregate number of shares of Common Stock with respect to which options may be granted hereunder, the number of shares of Common Stock subject to each outstanding option, and the option price per share for each such option, may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock of the Corporation resulting from a subdivision or consolidation of shares whether through reorganization,

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          payment of a share dividend or other increase or
          decrease in the number of such shares outstanding effected without receipt of consideration by the Corporation; provided, however, that no adjustment in the number of shares with respect to which options may be granted under the Plan or in the number of shares subject to outstanding options shall be made except in the event, and then only to the extent, that such adjustment, together with all respective prior adjustments which were not made as a result of this provision, involves a net change of more than ten percent of the following:

          i. the number of shares of Common Stock with respect to which options may be granted under the Plan, or

          ii. with respect to each outstanding option, the respective number of shares of Common Stock subject thereto on the date of grant thereof.

     b. Subject to the required action by the stockholders, if the Corporation shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled if he actually owned the stock subject to the option immediately prior to the time any such transaction became effective; provided, however, that all unexercised options under the Plan may be canceled by the Corporation as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so, and by permitting the exercise, during the 30-day period immediately preceding the effective date of such transaction, of all partly or wholly unexercised options that the holders thereof have a right to exercise under the provisions the Plan at the time such notice is given.

     c. In the case of dissolution of the Corporation, every option outstanding hereunder shall terminate; provided, however, that each option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised options.

     d. On the basis of information known to the Corporation, the Board or the Committee shall make all determinations under this Section 7, including whether a transaction involves a sale of substantially all the Corporation's assets; and all such determinations shall be conclusive and binding.

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8.   Option Agreements.

     Each Participant shall agree to such terms and conditions in connection with the exercise of an option, including restrictions on the deposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an option may bear a legend referring to the terms and conditions contained in the respective option agreement and the Plan, and the Corporation may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an option, each Participant shall execute a certificate indicating that he is purchasing the Common Stock under such option for investment and not with any present intention to sell the same.

9.   Legal and Other Requirements.

     The obligation of the Corporation to sell and deliver Common Stock under options granted under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the Board, of the Common Stock reserved for issuance upon exercise of options. A participant shall have no rights as a stockholder with respect to any shares covered by an option, or exercised by him, until the date of delivery of a stock certificate to him for such shares. No adjustment other than pursuant to Section 7 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

10.  Non-transferability.

     During the lifetime of an optionee, any option granted to him shall be exercisable only by him or by his guardian or legal representative. No option shall be assignable or transferable, except by will or by the laws of descent and distribution. The granting of an option shall impose no obligation upon the optionee to exercise such option or right.

11.  No Contract of Employment.

     Neither the adoption of this Plan nor the grant of any option shall be deemed to obligate the Corporation or any subsidiary of the Corporation to continue the employment of any employee for any particular period, nor shall the granting of an option constitute a request or consent to postpone the retirement date of any employee.


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12.  Indemnification of Committee.

     In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with any Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

13.  Termination and Amendment of the Plan.

     The Board, acting by a majority of its members (exclusive of Board members who are eligible to receive options under this
     Plan) without further action on the part of the stockholders, may from time to time alter, amend, or suspend the Plan or any option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not:

      i. change the total number of shares of Common Stock available for options under the Plan (except as provided in Section 7 hereof),

     ii.  extend the duration of the Plan,

     iii. increase the maximum term of options,

      iv. decrease the option price or otherwise materially increase the benefits accruing to Participants under the Plan, or

       v. materially modify the eligibility requirements of the Plan;

     and provided further that no such action shall materially and adversely affect any outstanding options without the consent of the respective optionees.


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14.  Effective Date of Plan.

     The Plan shall become effective upon adoption by the Board.



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